UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2023 (March 13, 2023)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Road

Atlanta, Georgia 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On March 13, 2023, Brett Icahn resigned from the Board of Directors (the “Board”) of Newell Brands Inc. (the “Company”) in order to reduce the number of public company boards of directors on which he serves. His resignation was not due to any disagreement with the Company.

(d)    On March 14, 2023, the Board elected David Willetts as a director effective March 15, 2023, pursuant to the terms of the Director Appointment and Nomination Agreement, dated as of March 18, 2018 (as amended on April 23, 2018 and February 8, 2023), between the Company and the Icahn Group (the “Nomination Agreement”). In accordance with a Notification Letter, dated March 13, 2023, from the Icahn Group to the Company (the “Notification Letter”), Mr. Willetts will be deemed an Icahn Designee and Replacement for Brett Icahn, as such terms are defined in the Nomination Agreement. Pursuant to the Notification Letter, as of March 15, 2023, Mr. Willetts will cease serving on the boards of directors of any publicly traded companies other than Icahn Enterprises L.P. and the Company. The foregoing summary is qualified in its entirety by reference to the Notification Letter, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Mr. Willets will serve on the Nominating/Governance Committee and, effective March 17, 2023, the Compensation and Human Capital Committee of the Board. He will receive the same compensation as the Company’s other non-employee directors, as described in the Company’s Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on March 23, 2022, including a pro-rated annual restricted stock award, effective March 15, 2023, with a grant date fair value of approximately $23,000. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Exhibits.

(d) Exhibits

99.1	Notification Letter, dated March 13, 2023, from the Icahn Group to Newell Brands Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: March 15, 2023	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary